UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(d) OF

THE SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of Earliest Event Reported): May 15, 2019

ONE STOP SYSTEMS, INC.

(Exact name of Registrant as specified in its charter)

Delaware	001-38371	33-0885351
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(IRS Employer Identification No.)

2235 Enterprise Street, Suite 110 Escondido, California 92029 (760) 745-9883

(Address and Telephone Number of Registrant’s Principal Executive Offices)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2 below):

☐Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of class of registered securities	Trading symbol	Name of exchange on which registered
Common Stock, par value $0.0001 per share	OSS	The Nasdaq Capital Market

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933(§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company ☒

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 5.07	Submission of Matters to a Vote of Security Holders

On May 15, 2019, One Stop Systems, Inc., a Delaware corporation (the “Registrant”), held its 2019 Annual Meeting of Stockholders (the “2019 Annual Meeting”) at Vintana at the Centre, Crown Point Conference Room, 1205 Auto Park Way, Escondido, California 92029. At the close of business on March 18, 2019, the record date for the 2019 Annual Meeting, there were 14,270,268 shares of common stock issued and outstanding, which constituted all of the outstanding capital stock of the Registrant. At the 2019 Annual Meeting, 12,375,244 of the 14,270,268 outstanding shares of common stock entitled to vote, or approximately 86.7%, were represented by proxy or in person, and, therefore, a quorum was present. The proposals voted on at the 2019 Annual Meeting are more fully described in the Proxy Statement on Schedule 14A filed by the Registrant with the Securities and Exchange Commission (the “Commission”) on April 15, 2019.

The final voting results on the proposals presented for stockholder approval at the 2019 Annual Meeting were as follows:

Proposal 1

The Registrant’s stockholders elected six directors, each to serve until the Registrant’s next Annual Meeting of Stockholders, and until their successor is duly elected and qualified, as set forth below:

NAME	FOR	AGAINST	WITHHELD	BROKER NON-VOTES
Steve Cooper	9,565,394	0	41,291	2,768,559
Kimberly Sentovich	9,582,158	0	24,527	2,768,559
David Raun	9,499,861	0	106,824	2,768,559
John Reardon	9,535,861	0	70,824	2,768,559
Kenneth Potashner	5,207,008	0	4,399,677	2,768,559
Jack Harrison	5,239,008	0	4,367,677	2,768,559

Proposal 2

The Registrant’s stockholders ratified the selection of Haskell & White LLP as the Registrant’s independent registered public accounting firm for the fiscal year ending December 31, 2019, as set forth below:

FOR	AGAINST	ABSTAIN
10,681,613	1,689,708	3,923

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

ONE STOP SYSTEMS, INC.

Dated: May 16, 2019	By:	/s/ Steve Cooper
Steve Cooper
President and Chief Executive Officer